Exhibit 99.1

1 Eversense ® CGM System THE WORLD’S FIRST AND ONLY LONG - TERM CONTINUOUS GLUCOSE MONITORING SYSTEM Corporate Overview November 2024

FORWARD-LOOKING STATEMENTS

Any statements in this presentation about future expectations, plans and prospects for Senseonics and its business, including statements regarding managements plans, objectives and goals for future operations, expectations for future financial or other performance, statements about the commercial launch and growth of Eversense® 365 and Eversense RPM programs, statements regarding planned initiatives, investments or marketing or other programs of Senseonics or its commercial partner, Ascensia Diabetes Care, statements regarding progress and timing of collaboration and rate of adoption or growth with respect to Eversense and any health system, or its patients and providers, or the potential to enhance patient outcomes or reduce healthcare costs or other benefits, statements regarding increasing patient access, adoption and market share, and the future growth of the CGM market, statements regarding advancing development programs and potential regulatory events and availability, and other statements containing the words "believe," "expect," "intend," "may," "projects," "will," "planned" and similar expressions constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's current expectations and projections about future events, and such statements are, by their nature subject to risk and uncertainties. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: uncertainties inherent in the new product launch and ongoing commercialization of the Eversense product and the expansion of the Eversense product and a new RPM solution, uncertainties inherent in the reliance on the commercialization efforts and investment of Ascensia and its commercial initiatives, uncertainties inherent in reliance on and finalizing integration and commercial terms with partners or other third parties, uncertainties in user decisions and responses to new technology or initiatives, uncertainties in insurer, regulatory and administrative processes and decisions, uncertainties inherent in the development and registration of new technology, uncertainties relating to the current economic environment, uncertainties in the development of the overall CGM market, and such other factors as are set forth in the risk factors detailed in Senseonics' Annual Report on Form 10-K for the year ended December 31, 2023 and the Company's Quarterly Report on Form 10-Q for the quarter ended Septmeber 30, 2024, each as filed with the SEC, and Senseonics' other filings with the SEC under the heading "Risk Factors." In addition, the forward-looking statements included in this presentation represent Senseonics' views as of the date hereof. Senseonics anticipates that subsequent events and developments will cause Senseonics' views to change. However, while Senseonics may elect to update these forward-looking statements at some point in the future, Senseonics specifically disclaims any obligation to do so except as required by law. This presentation also presents management's goals and vision for Senseonics development programs, including without limitation the Gemini and Freedom development programs. These products are not approved by the FDA and are not subject to an IDE or other investigational approval. Plans, timing, specifications and other details of these programs are subject to change based on the factors above. The forward-looking statements in this presentation should not be relied upon as representing Senseonics' views as of any date subsequent to the date hereof.

ABOUT EVERSENSE

The Eversense® Continuous Glucose Monitoring (CGM) Systems are indicated for continually measuring glucose levels for up to 365 days for Eversense® 365 and 180 days for Eversense® E3 in persons with diabetes age 18 and older. The systems are indicated for use to replace fingerstick blood glucose (BG) measurements for diabetes treatment decisions. Fingerstick BG measurements are still required for calibration primarily one time per week after day 14 for Eversense® 365 and one time per day after day 21 for Eversense® E3, and when symptoms do not match CGM information or when taking medications of the tetracycline class. The sensor insertion and removal procedures are performed by a health care provider. The Eversense CGM Systems are prescription devices; patients should talk to their health care provider to learn more. For important safety information, see https://www.eversensediabetes.com/safety-info/.

Senseonics.

2

3 3 To transform lives in the global diabetes community with differentiated, long - term implantable glucose management technology. OUR MISSION

4 Senseonics has the first and only fully - implantable continuous glucose monitor (CGM) that lasts for one year The Eversense ® 365 CGM System was recently cleared by the FDA, with commercial launch now underway Addresses the top complaints with other CGMs including comfort, convenience and accuracy CGMs are the fastest growing diabetes tech segment and U.S. total addressable market is more than $20 billion Market remains significantly underpenetrated with ~1/4 eligible U.S. T1 and T2 diabetes patients utilizing CGMs Partnerships enable near - term market ramp - up Exclusive worldwide distribution agreement with Ascensia Diabetes Care leverages global commercial reach and experience Recently formed a multi - year collaboration with Mercy Health that anticipates up to 30,000 of their patients could benefit from CGM; treatments began in Q3 ‘24 with expansion expected throughout 2025 Third - and fourth - generation devices being developed in parallel Gemini System is designed to utilize a fully implantable self - powering system (IDE filing planned 2025) Freedom System is designed with no transmitter and to enable direct communication between sensor and smart phone Senseonics is targeting the large and growing Type 1 and Type 2 diabetes patient populations with the first - and - only, long - term, convenient and accurate continuous glucose monitoring systems

5 Timothy Goodnow, PhD President & Chief Executive Officer Mukul Jain, PhD Chief Operating Officer Francine Kaufman, M.D. Chief Medical Officer Rick Sullivan Chief Financial Officer MANAGEMENT

6 $5.5 $7.1 $8.1 $9.8 $12.2 $14.8 0 2 4 6 8 10 12 14 2020 2021 2022 2023 2024E 2025E Revenue in Billions ($) HIGH GROWTH MARKET CGM Fastest Growing Diabetes Technology Segment Globally* Estimated U.S. CGM Penetration, ~80% US Type 1 & ~35% US IT ~  21% CAGR *Estimates for top 4 CGM companies (Dexcom, Abbott, Medtronic and Senseonics ), based upon available publicly stated guidance, historic performance, and external CGM market models & Company reports, company and analyst estimates. **E stimated total U.S. market opportunity based on total number of U.S. people with diabetes diagnoses for which CGM is covered $20B+ Annual US Total Addressable Market Opportunity** Actual Global CGM Market Size

EVERSENSE CGM SYSTEM ADDRESSES **UNMET NEEDS AS**

THE FIRST AND ONLY

- CGM that lasts for 12 months vs. 10-14 days
- Fully implantable 3rd generation sensor
- CGM achieves 8.7% MARD*
- Transmitter that is removable
- System with on-body vibe alerts for hypo and hyper warnings
- System with fresh, gentle-on skin adhesive patch
- Device that does not require self-insertions
- Sensor that has approved MRI conditional labeling



Glucose Within Target Levels
109
mg/dL
TODAY

Therapeutic indication for 18 yo and older.

*In the ENHANCE study, Mean Absolute Relative Difference (MARD) of 8.7% was observed in the Eversense® 365 Sensor, and MARD of 9.1% was observed in primary Sensor.

See "About Eversense" slide 2 for label and safety information.

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8 STRONG AND EXPANDING REIMBURSEMENT ACCESS FOR OVER 300 MILLION LIVES Recent eligibility expansion extends medicare coverage to all individuals with diabetes who use insulin and non - insulin - taking patients at risk of hypoglycemia Effectively doubling the total addressable patient population. Commercial payers transitioning as well Broad Commercial and Medicare coverage for both Product and Procedure

9 EVERSENSE US PATIENT PROFILES 1 Capturing New Users and Switching Other CGM Users Target patient profiles 1 Senseonics Analysis ² Ascensia internal data Over 3/4 of our US patients switched from other CGM solutions ; 23% New CGM User 77% Switched to Eversense 51% Dexcom 43% Libre 5% Medtronic Type 2 52% Type 1 48% New Users by Diabetes Type Type 1 33% Type 2 67% Dissatisfied with Current CGM New to CGM Type 1 and Type 2 Top preferred features of existing users Accuracy Sensor Life Implantable Convenience

10 • Broad Partnership Features Global Commercialization and Financing Arrangements with Leader in BGM • ASCENSIA is the Exclusive Worldwide Distribution Partner for Eversense ® 365 and Future Generation Products • Senseonics to Focus Streamlined Operations on Manufacturing, Research and Development of Next Generations of Eversense ® Systems • Revenue sharing arrangement - Ascensia’s share of revenue increases with volume and contract duration Leverage ADC commercial strength with current and new products Eversense® 365 CGM Focus Areas: • Build brand awareness and adoption • Protect and grow installed base WW Estimated Commercial Investment: ~ $60M in 2024* *Current estimated investment and headcount plans with ADC. Subject to risks and uncertainties COMMERCIAL COLLABORATION WITH ASCENSIA • A leader in BGM with 80 YEARS of innovative diabetes care products • Approximately $700M in sales in over 125 countries and covering 10 million people • Approximately 1700 employees working in 31 countries 10

11 Ascensia Diabetes Care – Senseonics Commercial Partner Brian Hansen President of CGM for Ascensia Diabetes Care and former Chief Commercial Officer of Tandem Diabetes Three pillars commercial strategy Comprehensive Direct to Consumer Marketing Campaign to Build Awareness Direct - to - Consumer Healthcare Professionals Hospital Systems Building a network of doctors and nurse practitioners to insert the sensor Eon Care Inserter Network Initial Hospital System Collaboration with Mercy Health, and its 30,000+ patients that could benefit from CGM Mercy to serve as model for additional health system collaborations

12 Eversense 365 Commercial Launch

A BETTER SOLUTION FOR OPTIMAL PATIENT CARE

PATIENTS

Empowering Patients to Live a Life Uninterrupted


1YR

Longest Lasting CGM
The only CGM that lasts for a year, while traditional 10–14-day CGMs often fail early*



No More Wasted CGMs Removable smart transmitter can be taken off when needed. If the transmitter gets knocked off, simply put it back on without wasting a CGM


LOW

Alerts You Can trust
Exceptional accuracy for one year, with almost no false alerts from sleeping on your CGM at night*



Maximum Comfort
Our gentle, silicone-based adhesives are changed daily and cause almost no skin reactions

PROVIDERS

Enabling Confident Clinical Decisions


December

One CGM. One Year of Minimal Disruptions
The longest lasting and most dependable CGM



Exceptional Accuracy Over One Year
The most accurate CGM in the hypoglycemic range and essentially no compression lows*



Designed for Improved Quality of Life
No more frequent CGM changes and wasted sensors

Senseonics.

*Sources on file at Senseonics
See "About Eversense" slide 21 for label and safety information

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14 EARLY INDICATORS OF A STRONG EVERSENSE 365 LAUNCH Direct - To - Consumer Leads Eversense 180 Eversense 365 2.3 X 140 direct online BusinessWire reposts, reaching audience of 83 million 7,324 direct press release views on BusinessWire 8 articles in key Diabetes & Consumer Media outlets 12 articles in top HCP Media outlets 14 articles in leading MedTech Media outlets Media Uptake Social Media Impact *Source: ADC Analysis of marketing data

HOSPITAL SYSTEM OPPORTUNITY OVERVIEW

$413B
Total Cost of Diabetes in the US

Market Potential

- Over 1,800 Accountable Care Organizations
- 400 health systems
- ~500,000 hyperglycemic and hypoglycemic events annually resulting in hospitalization cost over $25K per event

Strategic Goals

- Enhance quality of care – HEDIS diabetes score improvement
- Reduce avoidable hospital admissions and emergency visits and overall cost of care
- Efficient management of chronic conditions like diabetes
- Patient Satisfaction

Multiple Potential Revenue Streams

Short-term

- Eversense® CGM Product
- Eversense® RPM Services
- EON Care Insertion Services

Long-term Expansion Opportunities

- Outcomes-based Reimbursement for CGM+RPM solutions
- Extended RPM Services

Senseonics

Source: American Diabetes Association, Senseonics estimates
Note: Opportunities to be evaluated. Subject to risks and uncertainties.

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HEALTH SYSTEM SOLUTION WITH MERCY

Mercy

Full Health System Solution

- **Eversense CGM™**
  - Full Year Uninterrupted Data
  - Enhanced Patient Compliance
  - Procedure Reimbursement
- **Eversense RPM™**
  - Proactive monitoring and intervention of patients at risk
  - Reimbursable Services
- **EON Care™**
  - Extended Reach Beyond Brick and Mortar / Rural
- **Eversense Advanced Analytics**
  - Pattern Analysis, Insights, and Predictive Alerts
  - EMR Integration
- **Initial Health System Collaboration with Mercy**
  - Developing repeatable, scalable implementation roadmap
  - Up to 30,000 patient candidates could benefit from CGM
  - Multiple Publications planned (Cost Reduction, A1c Improvement)


Population Health
Patient Identification
Eversense
Cloud
Better Outcomes
EVERSENSE CGM+RPM™
Reduced Costs
RPM Data Analysis
and Counseling
Powered by Rimidi
Patient
+
Provider
Engagement
Epic
EMR Integration

Senseonics.

Program in development and roll-out. Outcome and cost results subject to risks and uncertainties.

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17 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 2023 2024 E 2025 E 2026 E 2027 E Patients Market Share Eversense Projected Patient Ramp Today nearly 10M patients utilize CGM Projected Break Even Less than a 1% market share of today’s CGM patients needed for profitability Eversense Patients Market Share Target patient counts and break - even timing are based on the current forecasts assuming anticipated average selling prices and s ales growth rates. This also includes forecasted improvements to COGS based on unit cost declines with volume and technical and operational improvements. Operating expenses are based on assu mpt ions for headcount and expenses for R&D activates to progress the Gemini and Freedom projects, including pivotal clinical studies, and SG&A activities to support projected busine ss operations.

PORTFOLIO OVERVIEW & PLANNED CATALYSTS

	2024	2025	2026	2027	2028
Eversense® 365 *World's first one-year sensor*	Approval with iCGM designation	CE Approval Expected			
Gemini *One-year sensor with battery for continuous and optional point-in-time reading*		Complete feasibility trial; Submit IDE		Commercial Launch	
Freedom *No transmitter included in the System. Direct communication between sensor and handheld*	Incorporate battery power and circuitry		Submit IDE		Commercial Launch

Planned Connectivity Updates

- **BGM Connectivity** Direct communication with Bluetooth enabled blood glucose meters
- **Pump Integration** Sensor augments pump
- **Pump AID** CGM controls pump

Senseonics. Programs in development. Product attributes, specifications, and development timelines subject to risks and uncertainties. 18

19 GEMINI SYSTEM Use Case Target Technology Enhanced ROME2 sensor with integrated battery; updated algorithm Intensively managed patients who want better control + All insulin - using patients + Non - insulin patients Full year use with 1 sensor and 1 cal /week Two unique products: CGM with transmitter Standalone therapeutic FGM without transmitter AUTONOMOUS SENSOR TESTING WITH DATA PROCESSING CAPACITY ENABLING 2 PRODUCTS FROM 1 PLATFORM Program in development. Product attributes, specifications, and development timelines subject to risks and uncertainties.

20 Enhanced ROME2 sensor with integrated battery and BLE communication ; updated algorithm Intensively managed patients who want better control + All insulin - using patients + Non - insulin patients Use Case Target Technology Full year use with 1 sensor and 1 cal /week No transmitter included in the System Direct communication between sensor and handheld FREEDOM SYSTEM ELIMINATION OF TRANSMITTER BY INCORPORATING BLE IN THE SENSOR Program in development. Product attributes, specifications, and development timelines subject to risks and uncertainties.

21 Thank You Corporate Overview November 2024